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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant                       [ ]

[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)

                    --------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
          ----------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:    N/A
                                                            --------------------
      (5)   Total fee paid:    N/A
                           -----------------------------------------------------
[ ]   Fee paid previously with preliminary materials:  N/A
                                                     ---------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:    N/A
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:    N/A
                                                         -----------------------
      (3)   Filing Party:    N/A
                         -------------------------------------------------------
      (4)   Date Filed:    N/A
                       ---------------------------------------------------------


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                                        WE'VE BEEN BANKER, NEIGHBOR AND
                                        FRIEND TO THE CENTRAL ILLINOIS
                                        COMMUNITY FOR 112 YEARS

                                        The Shirk family has
         Remember to vote the           always worked
             BLUE PROXY                 to make our
             and SUPPORT                community
          your Hometown Bank!           a better                  [Photo
                                        place. . .             of James Shirk]

CITIZENS FIRST FINANCIAL CORP.
 2101 North Veterans Parkway
    Bloomington, IL 61704


For more information, please contact C. William Landefeld,          CITIZENS
            President & Chief Executive Officer,                  SAVINGS BANK
              Citizens First Financial Corp.,                     ------------
                     309/661-8700
                                         YOUR BANKER, YOUR NEIGHBOR, YOUR FRIEND

A BETTER PLACE TO LIVE.
A BETTER PLACE TO WORK.

Jim Shirk serves on the Board of Directors of Citizens
Savings Bank. As a Director, Jim knows the importance of "hometown" banking, and his decisions are based on solid business criteria and a sense of our community--no different than the Shirk family has always done for 3 generations in Bloomington-
Normal.

Just as Beer Nuts, Inc., where Jim serves as President and Managing Director, is a business headquartered in our community, so too, is Citizens Savings Bank.
And, Jim knows the importance of keeping the management of the company local. When the management stays local, decisions are made with the interest of the local institution and community first and foremost.

Speaking on behalf of the bank's Board of Directors, Jim explains, "OUR GOAL IS TO REMAIN LOCAL AND
HOMETOWN WITH EMPLOYEES AND A BOARD OF DIRECTORS
WHO LIVE IN THE COMMUNITY AND UNDERSTAND ITS NEEDS. I
ASK CITIZENS FIRST FINANCIAL CORP. STOCKHOLDERS FOR
YOUR SUPPORT, AND MORE SPECIFICALLY, VOTE THE BLUE
PROXY FOR ART MIER AND CARL BORNGASSER, TO CONTINUE
OUR COMMUNITY REPRESENTATION ON YOUR BOARD OF
DIRECTORS."

Art and Carl are homegrown people who know the importance of having a local, hometown bank. Just as you have counted on Citizens Savings Bank to be there for you, we've hopeful we can count on you, and your vote on the BLUE PROXY for Art Meir and Carl
Borngasser.


[Photo of Art Mier]


Art Mier
Art is owner of On Hand Safety Supplies, which operates on-site safety sotres at major manufacturing faciliites such as Caterpillar and Mitsubishi. However, he's no stranger to the financial world, having been a Trust Officer at Peoples Bank for five years. He also holds a degree in Economics from Notre Dame. Art and his wife
Sandra reside in Bloomington. They have two grown children, Blake and Lisa. Art serves as a Director of nine different community charitable, business and social organizations, including
McLean County United Way and McLean County
Red Cross.


[Photo of James A. Shirk]


James A. Shirk
Director, Citizens First Financial Corp.
President, Beer Nuts, Inc.
Trustee, Illinois Wesleyan University
Owner, Tieback Development Corp.
Manager, Shirk Farms
Managing Director, The Shirk Foundation


[Photo of Carl Borngasser]


Carl Borngasser
Carl spent his entire working life in the banking business--first in Peoria, then at his hometown bank, Fairbury Federal Savings, where he served 36 years, the last 20 as President. He came to Citizens as Executive Vice Presient and Director when
Fiarbury Savings and Citizens merged. He retired from his Exec VP position in 1996. Carl and his wife, Georgann, still reside in their native community. They have two children and five grandchildren. Carl remains active in his community serving as a Trustee of his church and a member of the Livingston County Board.



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                                REVOCABLE PROXY
                        CITIZENS FIRST FINANCIAL CORP.
                        ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 24, 2000
                             3:00 P.M. LOCAL TIME
                       ________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Citizens First Financial Corp. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 24, 2000, at 3:00 p.m. local time, at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Arthur W. Mier and Carl A. Borngasser, Jr.

                                                                    FOR ALL
           FOR                     VOTE WITHHELD                    EXCEPT
           ___                     _____________                    _______

           | |                          | |                          | |

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

________________________________________________________________________________

     2. The ratification of the appointment of Olive LLP as independent auditors of Citizens First Financial Corp. for the fiscal year ending December 31, 2000.

           FOR                       AGAINST                      ABSTAIN
           ___                       _______                      _______

           | |                         | |                          | |

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.


      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                          Dated: ___________________________



                                          __________________________________
                                          SIGNATURE OF STOCKHOLDER



                                          _________________________________
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 8, 2000 and of the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         ______________________________

        PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS BLUE PROXY
                 IN THE ENCLOSED POSTAGE-PAID BLUE ENVELOPE.